UNITED STATES
             SECURITIES  AND  EXCHANGE  COMMISSION
                    Washington, D.C.  20549





                          FORM  8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): August 1, 2003


                    PRIDE COMPANIES, L.P.
     (Exact name of registrant as specified in its charter)



   Delaware              001-10473             75-2313597
(State or other   (Commission File Number)   (I.R.S. Employer
jurisdiction of                             Identification No.)
incorporation)



                     1209 North Fourth Street
                     Abilene, Texas  79601
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (325) 677-5444

Item 5.  Other Events

Pride Refining, Inc., the managing general partner of Pride Companies, L.P., "Pride," (OTCBB: PRCU) announced today that its Board of Directors has approved the filing of a Form 15 with the Securities and Exchange Commission to deregister its common units and suspend its reporting obligations under the Securities Exchange Act of 1934. The Company expects the deregistration to become effective within 90 days of the filing with the SEC.

As a result of the filing of the Form 15, the Company's obligation to file with the SEC certain reports and forms, including Forms 10-K, 10-Q, and 8-K, will immediately cease. In addition, the common units of Pride Companies, L.P. will no longer be listed on the NASDAQ Over the Counter Bulletin Board.

The board of directors considered several factors in making this decision, including the following:

     * the costs, both direct and indirect, associated with the preparation and filing of the Company's periodic reports with the SEC;

     * the expected substantial increase in costs associated with being a public company in light of new regulations promulgated as a result of the Sarbanes-Oxley Act of 2002;

     *    the fact that the Company's units are very thinly traded;

     * the lack of analyst coverage and minimal liquidity for the Company's common units.

Safe Harbor Statement: Certain information included in this release contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of Pride to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, Pride has identified important factors that could cause actual results to differ materially from such expectations, including operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy and competition. Reference is made to all of Pride's SEC filings, including Pride's December 31, 2002 10-K, incorporated herein by reference, for a description of such factors. Pride assumes no responsibility to update forward-looking information contained herein.

     Pride Companies, L.P., headquartered in Abilene, Texas, is a Delaware limited partnership and it owns and operates a common carrier products pipeline system and three products terminals in Abilene, Texas, San Angelo, Texas and Aledo, Texas, which are used to market conventional gasoline, low sulfur diesel fuel, and military aviation fuel.


Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

          99.1 Press Release, dated August 1, 2003.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRIDE COMPANIES, L.P.

                                    By:  Pride Refining, Inc.,
                                         Managing General Partner


                                    By:  Brad Stephens
                                         Chief Executive Officer



Date: August 1, 2003

Exhibit 99.1



NEWS RELEASE





                        FOR IMMEDIATE RELEASE



                        PRIDE  COMPANIES, L.P.
            FILES FORM 15 TO DEREGISTER ITS COMMON UNITS
               WITH SECURITIES AND EXCHANGE COMMISSION


ABILENE, TX , (BUSINESS WIRE) August 1, 2003 - Pride Refining, Inc., the managing general partner of Pride Companies, L.P., "Pride," (OTCBB: PRCU) today filed a Form 15 with the Securities and Exchange Commission to deregister its common units and suspend its reporting obligations under the Securities Exchange Act of 1934. The Company expects the deregistration to become effective within 90 days of the filing with the SEC.

As a result of the filing of the Form 15, the Company's obligation to file with the SEC certain reports and forms, including Forms 10-K, 10-Q, and 8-K, will immediately cease. In addition, the common units of Pride Companies, L.P. will no longer be listed on the NASDAQ Over the Counter Bulletin Board.

The board of directors considered several factors in making this decision, including the following:

     * the costs, both direct and indirect, associated with the preparation and filing of the Company's periodic reports with the SEC;

     * the expected substantial increase in costs associated with being a public company in light of new regulations promulgated as a result of the Sarbanes-Oxley Act of 2002;

     *    the fact that the Company's units are very thinly traded;

     * the lack of analyst coverage and minimal liquidity for the Company's common units.

Safe Harbor Statement: Certain information included in this release contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of Pride to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, Pride has identified important factors that could cause actual results to differ materially from such expectations, including operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy and competition. Reference is made to all of Pride's SEC filings, including Pride's December 31, 2002 10-K, incorporated herein by reference, for a description of such factors. Pride assumes no responsibility to update forward-looking information contained herein.


Contact:  Investor Relations
          325-677-5444, ext. 334